Stock-Based Compensation	12 Months Ended
Apr. 30, 2018
Share-based Compensation [Abstract]
Stock-Based Compensation
NOTE 8: STOCK-BASED COMPENSATION
We have a stock-based Long Term Incentive Plan (Plan), under which we can grant stock options, restricted shares, performance-based share units, restricted share units, deferred stock units and other forms of equity to employees, non-employee directors and consultants. Stock-based compensation expense of our continuing operations totaled $22.0 million, $19.3 million and $23.5 million in fiscal years 2018, 2017 and 2016, respectively, net of related tax benefits of $6.9 million, $6.0 million and $9.5 million, respectively. We realized tax benefits of $15.3 million, $5.9 million and $20.9 million in fiscal years 2018, 2017 and 2016, respectively.
As of April 30, 2018, we had 14.6 million shares reserved for future awards under our Plan. We issue shares from our treasury stock to satisfy the exercise or vesting of stock-based awards and believe we have adequate treasury stock balances available for future issuances.
We measure the fair value of options on the grant date or modification date using the Black-Scholes-Merton (Black-Scholes) option valuation model based upon the expected term of the options. We measure the fair value of nonvested shares and share units based on the closing price of our common stock on the grant date. We measure the fair value of performance-based share units based on the Monte Carlo valuation model, taking into account as necessary those provisions of the performance-based nonvested share units that are characterized as market conditions. We generally expense the grant-date fair value, net of estimated forfeitures, over the vesting period on a straight-line basis.
Options, nonvested shares and nonvested share units (other than performance-based nonvested share units) granted to employees typically vest pro-rata based upon service over a three-year period with a portion vesting each year. Performance-based nonvested share units granted to employees typically cliff vest at the end of a three-year period based upon satisfaction of both service-based and performance-based requirements. The number of performance-based share units that ultimately vest can range from zero up to 250 percent of the number granted, based on the form of the award, which can vary by year of grant. The performance metrics for these awards typically consist of earnings before interest, taxes, depreciation and amortization (EBITDA), EBITDA growth, return on equity, return on invested capital, total shareholder return or our stock price. Deferred stock units granted to non-employee directors vest when they are granted and are settled six months after the director separates from service as a director of the Company, except in the case of death.
All share units granted to employees and non-employee directors receive cumulative dividend equivalents to the extent of the units ultimately vesting at the time of distribution. Options granted under our Plan have a maximum contractual term of ten years.
NONVESTED SHARES AND SHARE UNITS – A summary of nonvested shares, nonvested share units and deferred stock units, including those that are performance-based, for the year ended April 30, 2018, is as follows:

(shares in 000s)
	Nonvested Shares and Nonvested Share Units		Performance-Based Nonvested Share Units
	Shares	Weighted-Average Grant Date Fair Value	Shares	Weighted-Average Grant Date Fair Value
Outstanding, beginning of the year	1,616	$23.50	1,099	$30.22
Granted	667	30.03	273	32.66
Released	(635)	24.11	(197)	37.20
Forfeited	(109)	28.22	(48)	29.55
Outstanding, end of the year	1,539	$25.54	1,127	$29.01

The total fair value of shares and units vesting during fiscal years 2018, 2017 and 2016 was $22.6 million, $20.3 million and $28.8 million, respectively. As of April 30, 2018, we had $30.5 million of total unrecognized compensation cost related to these shares. This cost is expected to be recognized over a weighted-average period of two years.
When valuing our performance-based nonvested share units on the grant date, we typically estimate the expected volatility using historical volatility for H&R Block, Inc. and selected comparable companies. The dividend yield is calculated based on the current dividend and the market price of our common stock on the grant date. The risk-free interest rate is based on the U.S. Treasury zero-coupon yield curve in effect on the grant date. Both expected volatility and the risk-free interest rate are based on a period that approximates the expected term. The following assumptions were used to value performance-based nonvested share units using the Monte Carlo valuation model during the periods:

Year ended April 30,	2018	2017	2016
Expected volatility	13.33% - 81.19%	13.92% - 74.53%	12.85% - 55.27%
Expected term	3 years	3 years	3 years
Dividend yield (1)	0% - 3.23%	0% - 3.68%	0% - 2.70%
Risk-free interest rate	1.42% - 1.55%	0.84%	0.95%
Weighted-average fair value	$32.66	$25.38	$30.00

(1)	The valuation model assumes that dividends are reinvested by the Company on a continuous basis.
STOCK OPTIONS – A summary of options for the fiscal year ended April 30, 2018, is as follows:

(in 000s, except per share amounts)
	Shares	Weighted-Average Exercise Price	Weighted-Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding, beginning of the year	1,702	$17.99
Granted	274	29.73
Exercised	(1,495)	17.94
Forfeited or expired	—	—
Outstanding, end of the year	481	$24.84	7 years	$1,965

Exercisable, end of the year	190	$18.08	4 years	$1,853
Exercisable and expected to vest	435	$24.34	7 years	$1,958

The total intrinsic value of options exercised during fiscal years 2018, 2017 and 2016 was $18.9 million, $1.0 million and $11.7 million, respectively. As of April 30, 2018, we had $1.1 million of total unrecognized compensation cost related to outstanding options. The cost is expected to be recognized over a weighted-average period of two years.
When valuing our options on the grant date, we typically estimate the expected volatility using our historical stock price data. We also use historical exercise and forfeiture behaviors to estimate the options expected term and our forfeiture rate. The dividend yield is calculated based on the current dividend and the market price of our common stock on the grant date. The risk-free interest rate is based on the U.S. Treasury zero-coupon yield curve in effect on the grant date. Both expected volatility and the risk-free interest rate are based on a period that approximates the expected term.
The weighted-average fair values for stock options granted during fiscal years 2018, 2017 and 2016 were $5.02, $3.31 and $5.28, respectively.